U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2012
Computer Vision Systems Laboratories Corp.
(Exact name of registrant as specified in its charter)

Florida	00-52818	98-0534701
(State or jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

101 Plaza Real South, Suite 201S, Boca Raton, FL 33432
(Address of principal executive offices) (zip code)
1 (888) 406-5783
Telephone

All Communications to
Hamilton & Associates Law Group, P.A.
Attn: Brenda Lee Hamilton, Esquire
101 Plaza Real Suite 201 S
Boca Raton Florida
Telephone No. (561) 416-8956 Facsimile No.: (561) 416-2855

Computer Vision Systems Laboratories, Corp is referred to as "CVSL", "us", "we" or "our".

Item 8.01. Other Events

On January 3, 2012 we issued a press release announcing fabrication of our patented maneuverable guidewire.

A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1 Press Release

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Computer Vision Systems Laboratories Corp

DATED: January 3, 2012	/s/ Thomas DiCicco
Thomas DiCicco, Chief Executive Officer

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